Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guojian Chen, Chief Financial Officer of DT Cloud Acquisition Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The annual report of the Company on Form 10-K, as amended by Amendment No. 1 thereto, for the fiscal year ended December 31, 2024 (the “Annual Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 16, 2025
/s/ Guojian Chen
Guojian Chen
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)